UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 19, 2005
                                                  ------------------------------


                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
Louisiana                         0-1026                           72-6017893
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
--------------------------------------------------------------------------------
                (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:   (504) 586-7272
                                                    ----------------------------


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230-.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On January 19, 2005, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended December 31, 2004 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 News Release dated January 19, 2005


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WHITNEY HOLDING CORPORATION


                                                By: /s/ Thomas L. Callicutt, Jr.
                                                   -----------------------------
                                                     Thomas L. Callicutt, Jr.
                                                     Executive Vice President
                                                     and Chief Financial Officer


                                                     Date: January 19, 2005
                                                          ----------------------

                                  EXHIBIT INDEX


Exhibit
Number                                       Description
------                                       -----------

99.1                               News Release dated January 19, 2005

Exhibit 99.1

                                [WHITNEY LOGO]
                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     January 19, 2005

                  WHITNEY REPORTS FOURTH QUARTER 2004 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $27.0 million for the quarter ended December 31, 2004, a 13% increase compared to net income of $23.8 million reported for the fourth quarter of 2003.
Per share earnings were $.65 per basic share and $.64 per diluted share in 2004's fourth quarter, up 10% and 8%, respectively, from $.59 per share, both basic and diluted, in the year-earlier period. Whitney's annual earnings were $97.1 million in 2004, or 1% below the $98.5 million earned in 2003. Annual per share earnings were $2.38 per basic share and $2.35 per diluted share, each approximately 4% lower than in 2003.
         During the fourth quarter of 2004, Whitney repurchased 707,878 shares of its common stock at an average cost of $44.46 per share under a program announced in October 2004. A total of 1.75 million shares can be repurchased under this program which extends through October 2005.
        Selected fourth quarter highlights follow:
        o Whitney's net interest income (TE) increased $11.6 million, or 15%, compared to the fourth quarter of 2003, driven by both the 10% growth in average earning assets and a widening net interest margin.
           The net interest margin (TE) was a healthy 4.63% for the fourth quarter of 2004, up 20 basis points from the year-earlier period, and up 17 basis points from 2004's third quarter. The overall yield on earning assets increased 31 basis points from the fourth quarter of 2003, and has improved 24 basis points from the third quarter of 2004, reflecting both rising benchmark rates for the significant variable-rate segment of Whitney's loan portfolio and an increase in the percentage of loans in the earning asset mix. Funding costs for the current year's fourth quarter were up 11 basis

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                                        2
           points from the fourth quarter of 2003 and 7 basis points from 2004's third quarter. Whitney  maintained a favorable mix of funding sources over  this period, with  help from  sustained  demand for deposit products, which limited the impact of the upward pressure on funding rates that has been building in 2004.
        o  Average earning assets for the quarter were up 10%,  or $710 million, compared to the fourth  quarter of 2003.  Average  total  loans  were up 16%,  or $774  million,  in the fourth  quarter of 2004.  The loan portfolio has grown consistently  throughout 2004,  reflecting both new customer development and demand  from  Whitney's  established customer  base.  Commercial,  commercial real estate and real estate construction  lending has accounted for most of the increase.  The
           Madison Bank acquisition in the Tampa Bay metropolitan  area market in August 2004 added  approximately  $190 million to average loans for the fourth quarter. Average investment securities were relatively stable from the fourth quarter of 2003 to 2004's fourth quarter.
        o  The growth in earning  assets  compared to the fourth  quarter of
           2003 was mainly  funded by deposit  growth.  Total  lower-cost deposits  were on average 8%, or $367 million,  higher in the fourth quarter of 2004 compared to 2003's fourth quarter,  with noninterest-
           bearing demand deposits up 13%, or $235 million, and deposits in lower-cost  interest-bearing products  up 5%.  Higher-cost time deposits  increased 12%,  or $171 million,  mainly through the addition of competitively  bid short-term  public funds,  temporary excess funds of certain  larger  commercial  customers,  and the deposits from recent  acquisitions.  In total,  average  deposits were up 9%,  or $538  million,  in the  fourth  quarter  of  2004, including approximately $180 million related to the Tampa acquisition and a branch acquisition in 2004's second quarter.  Whitney  borrowed an  additional  $146  million on  average in the fourth  quarter of
           2004 to support  earning  asset  growth,  mainly in the form of short-term  advances from the Federal Home Loan  Bank.  Substantially all of Whitney's borrowings are overnight or short-term.
        o  Whitney  provided $2 million for loan losses in the fourth  quarter of 2004.  There was no  provision  in the fourth quarter of 2003. Net charge-offs  totaled $2.3 million in 2004's fourth quarter and $1.9 million in the year-earlier  period,  or .16% of average loans on an annualized basis in each period.  There was no significant  shift in
           Whitney's  overall credit risk posture during the fourth quarter of
           2004,  as is reflected in continued



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           favorable credit quality statistics.  Collections and charge-offs led to a $2.1 million net reduction  in total  nonperforming loans from the end of 2004's third quarter.  There was little change during
           2004's fourth quarter in the total of loans  criticized  through the internal credit risk classification process or in the classification mix.
        o  Noninterest  income  decreased 5%, or $1.2 million,  from the fourth quarter of 2003. Fee income generated by Whitney's secondary mortgage market operations in the fourth quarter of 2004 was down $1.0 million to a level  approximately  half that generated in the  year-earlier period.  The rate  environment  for home loans during 2004, though still low from a historical  perspective,  was unable to stimulate refinancing activity at the levels seen in recent years. The earnings credit allowed  against  service  charges on certain business deposit accounts has increased with rising short-term  market rates, contributing to a 10%, or $1.0  million,  decrease in deposit service charge  income  compared to the fourth  quarter of 2003.  Bank card fees, both credit and debit cards,  increased a combined 21%, or $.5 million,  compared to 2003's fourth quarter,  reflecting both higher transaction  volumes and improvement in the  effective fee rates realized. Trust service fees increased 12%, or $.2 million,  compared to the fourth quarter of 2003 from new business and some improvement in equity market valuations  relative to the year-earlier period.
        o  Noninterest  expense  in the  fourth  quarter of 2004  increased  7%, or $4.1  million,  from  2003's  fourth quarter.  Incremental  costs associated with the acquired Tampa operations  totaled  approximately
           $1.3 million  in the  fourth  quarter  of 2004.  Personnel  expense was up 8%,  or $3.0  million,  in total, including $.7 million for the Tampa operations.  Base pay and compensation  earned under sales-
           based and other employee incentive programs increased a combined 7%, or $1.8 million.  Compensation  expense under management  incentive programs was up 20%, or $.6 million,  with stock-based  compensation driving this increase.  Stock-based  compensation  will vary with changes in Whitney's stock price,  which was up 15% on average in the fourth  quarter of 2004 from a year  earlier.  The rising  cost of providing  current health  benefits  accounted  for  approximately half of the 10%, or $.6  million,  increase in employee benefits.



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         Whitney expects to complete its acquisition of Destin Bancshares, Inc.
in the second quarter of 2005. Destin Bancshares is the parent company of Destin
Bank, which has approximately $500 million in total assets and operates 10 banking centers in the Destin, Fort Walton Beach and Pensacola areas of the
Florida panhandle.
         Whitney Holding Corporation, through its banking subsidiary Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston,
Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.
                                      -----

                  This news release may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements contain projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of future plans and strategies.
                  Whitney's ability to accurately project results or predict the effects of future plans or strategies is inherently limited. Although
         Whitney believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results and performance to differ from those expressed in our forward-looking statements include, but are not limited to:
                  o Changes in economic and business conditions, including those caused by natural disasters or by acts of war or terrorism, that directly or indirectly affect the financial health of Whitney's customer base.
                  o Changes in interest rates that affect the pricing of Whitney's financial products, the demand for its financial services and the valuation of its financial assets and liabilities.
                  o Changes in laws and regulations that significantly affect the activities of the banking industry and the industry's competitive position relative to other financial service providers.
                  o Technological changes affecting the nature or delivery of financial products or services and the cost of providing them.
                  o Management's ability to develop and execute plans for Whitney to effectively respond to unexpected changes.
                  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.



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                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                                         FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Fourth           Fourth                  Year Ended
                                                                 Quarter          Quarter                 December 31
(dollars in thousands, except per share data)                     2004             2003              2004            2003
---------------------------------------------------------  --------------------------------  --------------------------------
INCOME DATA
     Net interest income                                      $    86,355      $    74,961       $   320,090     $   294,560
     Net interest income (tax-equivalent)                          87,972           76,346           326,237         300,115
     Provision for loan losses                                      2,000                -             2,000          (3,500)
     Noninterest income                                            20,172           21,345            82,523          89,504
        Net securities gains (losses) in noninterest income             -                -                68             863
     Noninterest expense                                           65,719           61,652           260,278         242,923
     Net income                                                    26,998           23,820            97,137          98,542
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                    $ 5,506,923      $ 4,733,236       $ 5,179,734     $ 4,595,868
     Investment securities                                      2,036,438        2,069,396         2,120,594       2,004,245
     Earning assets                                             7,568,194        6,858,134         7,327,233       6,717,863
     Total assets                                               8,170,990        7,389,183         7,890,183       7,238,022
     Deposits                                                   6,577,154        6,039,349         6,347,503       5,913,186
     Shareholders' equity                                         925,176          835,924           881,477         823,698
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
PER SHARE DATA
     Earnings per share
        Basic                                                 $       .65      $      .59        $     2.38      $     2.47
        Diluted                                                       .64             .59              2.35            2.44
     Cash dividends per share                                 $       .35      $      .33        $     1.34      $     1.23
     Book value per share, end of period                      $     21.85      $    20.78        $    21.85      $    20.78
     Trading data
        High price                                            $     46.24      $    41.32        $    46.24      $    41.32
        Low price                                                   41.21           33.88             39.52           30.75
        End-of-period closing price                                 44.99           40.99             44.99           40.99
        Trading volume                                          6,795,612       3,077,088        18,441,501      22,924,257
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
RATIOS
     Return on average assets                                        1.31%           1.28%             1.23%           1.36%
     Return on average shareholders' equity                         11.61           11.31             11.02           11.96
     Net interest margin                                             4.63            4.43              4.45            4.47
     Dividend payout ratio                                          54.24           56.02             56.99           50.32
     Average loans as a percentage of average deposits              83.73           78.37             81.60           77.72
     Efficiency ratio                                               60.77           63.11             63.69           62.49
     Allowance for loan losses as a percentage of
        loans, at end of period                                       .97            1.22               .97            1.22
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of
        period                                                        .46             .62               .46             .62
     Average shareholders' equity as a percentage
        of average total assets                                     11.32           11.31             11.17           11.38
     Leverage ratio, at end of period                                9.56           10.13              9.56           10.13
---------------------------------------------------------  --------------------------------  --------------------------------
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest(TE)and noninterest income (excluding securities gains and losses).
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                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                             DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Fourth           Fourth                   Year Ended
                                                                 Quarter          Quarter                  December 31
(dollars in thousands)                                            2004             2003              2004            2003
-------------------------------------------------------------------------------------------      ----------------------------
                      ASSETS
---------------------------------------------------------------
EARNING ASSETS
  Loans                                                        $5,506,923      $4,733,236        $5,179,734      $4,595,868
  Investment securities
     Securities available for sale                              1,810,177       1,880,187         1,903,571       1,805,410
     Securities held to maturity                                  226,261         189,209           217,023         198,835
                                                              -----------------------------      ----------------------------
        Total investment securities                             2,036,438       2,069,396         2,120,594       2,004,245
                                                              -----------------------------      ----------------------------
  Federal funds sold and short-term investments                    13,205          37,551            13,926          66,528
  Loans held for sale                                              11,628          17,951            12,979          51,222
                                                              -----------------------------      ----------------------------
        Total earning assets                                    7,568,194       6,858,134         7,327,233       6,717,863
-------------------------------------------------------------------------------------------      ----------------------------
NONEARNING ASSETS
  Accrued interest receivable                                      31,439          30,117            30,064          29,937
  Goodwill and other intangible assets                            140,838          93,275           109,713          95,217
  Other assets                                                    484,747         469,178           480,216         460,522
  Allowance for loan losses                                       (54,228)        (61,521)          (57,043)        (65,517)
-------------------------------------------------------------------------------------------      ----------------------------
        Total assets                                           $8,170,990      $7,389,183        $7,890,183      $7,238,022
-------------------------------------------------------------------------------------------      ----------------------------

-------------------------------------------------------------------------------------------      ----------------------------
                   LIABILITIES
---------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                      $  842,536      $  744,553        $  810,074      $  709,508
     Money market investment deposits                           1,342,641       1,435,926         1,371,419       1,409,491
     Savings deposits                                             702,667         575,905           652,689         557,178
     Other time deposits                                          714,222         757,140           726,482         798,626
     Time deposits $100,000 and over                              883,398         669,322           809,324         678,969
                                                              -----------------------------      ----------------------------
        Total interest-bearing deposits                         4,485,464       4,182,846         4,369,988       4,153,772
                                                              -----------------------------      ----------------------------
  Short-term and other borrowings                                 599,527         453,268           601,427         439,869
                                                              -----------------------------      ----------------------------
        Total interest-bearing liabilities                      5,084,991       4,636,114         4,971,415       4,593,641
-------------------------------------------------------------------------------------------      ----------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                  2,091,690       1,856,503         1,977,515       1,759,414
  Accrued interest payable                                          5,511           4,974             5,222           6,732
  Other liabilities                                                63,622          55,668            54,554          54,537
                                                              -----------------------------      ----------------------------
        Total liabilities                                       7,245,814       6,553,259         7,008,706       6,414,324
-------------------------------------------------------------------------------------------      ----------------------------
                  SHAREHOLDERS' EQUITY                            925,176         835,924           881,477         823,698
-------------------------------------------------------------------------------------------      ----------------------------
        Total liabilities and shareholders' equity             $8,170,990      $7,389,183        $7,890,183      $7,238,022
-------------------------------------------------------------------------------------------      ----------------------------

-------------------------------------------------------------------------------------------      ----------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                               $2,483,203      $2,222,020        $2,355,818      $2,124,222
-------------------------------------------------------------------------------------------      ----------------------------
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                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
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                                                 CONSOLIDATED BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          December 31        December 31
(dollars in thousands)                                                                       2004                2003
-----------------------------------------------------------------------------------------------------------------------------
                      ASSETS
--------------------------------------------------------------------------------
  Cash and due from financial institutions                                                 $  213,751         $  270,387
  Federal funds sold and short-term investments                                                22,424             14,385
  Loans held for sale                                                                           8,796             15,309
  Investment securities
    Securities available for sale                                                           1,763,774          2,090,870
    Securities held to maturity                                                               227,470            190,535
                                                                                ---------------------------------------------
     Total investment securities                                                            1,991,244          2,281,405
  Loans                                                                                     5,626,276          4,882,610
    Allowance for loan losses                                                                 (54,345)           (59,475)
                                                                                ---------------------------------------------
     Net loans                                                                              5,571,931          4,823,135
                                                                                ---------------------------------------------
  Bank premises and equipment                                                                 156,602            148,259
  Accrued interest receivable                                                                  28,985             27,305
  Goodwill                                                                                    115,771             69,164
  Other intangible assets                                                                      24,240             23,475
  Other assets                                                                                 88,880             82,158
-----------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                          $8,222,624         $7,754,982
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES
--------------------------------------------------------------------------------
  Noninterest-bearing demand deposits                                                      $2,111,703         $1,943,248
  Interest-bearing deposits                                                                 4,500,904          4,215,334
                                                                                ---------------------------------------------
     Total deposits                                                                         6,612,607          6,158,582
                                                                                ---------------------------------------------
  Short-term and other borrowings                                                             634,259            600,053
  Accrued interest payable                                                                      5,032              4,493
  Other liabilities                                                                            65,961            151,541
                                                                                ---------------------------------------------
     Total liabilities                                                                      7,317,859          6,914,669
-----------------------------------------------------------------------------------------------------------------------------
                SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------

  Common stock, no par value                                                                    2,800              2,800
  Capital surplus                                                                             250,793            183,624
  Retained earnings                                                                           697,977            656,195
  Accumulated other comprehensive income                                                       (2,963)             8,438
  Treasury stock at cost                                                                      (31,475)               (30)
  Unearned restricted stock compensation                                                      (12,367)           (10,714)
                                                                                ---------------------------------------------
     Total shareholders' equity                                                               904,765            840,313
-----------------------------------------------------------------------------------------------------------------------------
     Total liabilities and shareholders' equity                                            $8,222,624         $7,754,982
-----------------------------------------------------------------------------------------------------------------------------
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                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                                CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------

                                                                  Fourth           Fourth                   Year Ended
                                                                  Quarter          Quarter                  December 31
(dollars in thousands, except per share data)                      2004             2003                2004            2003
-------------------------------------------------------------------------------------------       ---------------------------
INTEREST INCOME
  Interest and fees on loans                                   $   76,860         $ 62,085          $ 272,460       $ 252,611
  Interest and dividends on investments                            21,171           21,608             88,131          84,708
  Interest on federal funds sold and
     short-term investments                                            64               98                181             750
-------------------------------------------------------------------------------------------      ----------------------------
    Total interest income                                          98,095           83,791            360,772         338,069
-------------------------------------------------------------------------------------------      ----------------------------
INTEREST EXPENSE
  Interest on deposits                                              9,606            8,124             34,665          40,693
  Interest on short-term and other borrowings                       2,134              706              6,017           2,816
-------------------------------------------------------------------------------------------      ----------------------------
    Total interest expense                                         11,740            8,830             40,682          43,509
-------------------------------------------------------------------------------------------      ----------------------------
NET INTEREST INCOME                                                86,355           74,961            320,090         294,560
PROVISION FOR LOAN LOSSES                                           2,000                -              2,000          (3,500)
-------------------------------------------------------------------------------------------      ----------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                                  84,355           74,961            318,090         298,060
-------------------------------------------------------------------------------------------      ----------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                               8,988            9,984             37,148          38,309
  Bank card fees                                                    2,760            2,272             10,319           9,193
  Trust service fees                                                2,263            2,022              8,959           8,126
  Secondary mortgage market operations                              1,140            2,151              4,925          11,248
  Other noninterest income                                          5,021            4,916             21,104          21,765
  Securities transactions                                               -                -                 68             863
-------------------------------------------------------------------------------------------      ----------------------------
    Total noninterest income                                       20,172           21,345             82,523          89,504
-------------------------------------------------------------------------------------------      ----------------------------
NONINTEREST EXPENSE
  Employee compensation                                            31,127           28,768            119,713         113,994
  Employee benefits                                                 7,284            6,643             29,644          27,377
                                                              -----------------------------      ----------------------------
    Total personnel expense                                        38,411           35,411            149,357         141,371
  Net occupancy expense                                             5,382            4,971             20,461          19,521
  Equipment and data processing expense                             4,550            4,297             17,636          17,264
  Telecommunication and postage                                     2,124            2,248              8,846           8,614
  Corporate value and franchise taxes                               1,732            1,826              7,496           7,079
  Legal and professional fees                                       1,581            1,525              5,943           6,029
  Amortization of intangibles                                       1,631            1,290              5,657           5,332
  Other noninterest expense                                        10,308           10,084             44,882          37,713
-------------------------------------------------------------------------------------------      ----------------------------
    Total noninterest expense                                      65,719           61,652            260,278         242,923
-------------------------------------------------------------------------------------------      ----------------------------
INCOME BEFORE INCOME TAXES                                         38,808           34,654            140,335         144,641
INCOME TAX EXPENSE                                                 11,810           10,834             43,198          46,099
-------------------------------------------------------------------------------------------      ----------------------------
NET INCOME                                                     $   26,998         $ 23,820          $  97,137       $  98,542
-------------------------------------------------------------------------------------------      ----------------------------

-------------------------------------------------------------------------------------------      ----------------------------
EARNINGS PER SHARE
  Basic                                                        $      .65         $    .59          $    2.38       $    2.47
  Diluted                                                             .64              .59               2.35            2.44
-------------------------------------------------------------------------------------------      ----------------------------

-------------------------------------------------------------------------------------------      ----------------------------
WEIGHTED-AVERAGE SHARES OUTSTANDING
  Basic                                                        41,516,835       40,067,684         40,748,387      39,929,431
  Diluted                                                      42,153,707       40,620,758         41,388,695      40,396,134
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------      ----------------------------
CASH DIVIDENDS PER SHARE                                       $      .35         $    .33          $    1.34       $    1.23
-------------------------------------------------------------------------------------------      ----------------------------
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                                            WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                            SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
-----------------------------------------------------------------------------------------------------------------------------
                                                                Fourth       Third      Fourth               Year Ended
                                                                Quarter      Quarter    Quarter              December 31
                                                                 2004         2004       2003            2004         2003
--------------------------------------------------------------------------------------------------   ------------------------
                        EARNING ASSETS
---------------------------------------------------------------
     Loans**                                                     5.55 %       5.25 %      5.20 %          5.26 %       5.46 %
     Investment securities                                       4.44         4.44        4.40            4.41         4.46
     Federal funds sold and short-term investments               1.93         1.39        1.04            1.30         1.13
                                                               -----------------------------------    -----------------------
             Total interest-earning assets                       5.25 %       5.01 %      4.94 %          5.01 %       5.12 %
                                                               -----------------------------------   ------------------------

--------------------------------------------------------------------------------------------------   ------------------------
              INTEREST-BEARING LIABILITIES
---------------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                     .39 %        .38 %       .31 %           .37 %        .40 %
         Money market investment deposits                         .65          .66         .65             .65          .81
         Savings deposits                                         .39          .37         .28             .34          .39
         Other time deposits                                     1.29         1.32        1.40            1.31         1.76
         Time deposits $100,000 and over                         1.62         1.35        1.25            1.36         1.50
                                                               -----------------------------------   ------------------------
            Total interest-bearing deposits                       .85          .81         .77             .79          .98
                                                               -----------------------------------   ------------------------
     Short-term and other borrowings                             1.42         1.00         .62            1.00          .64
                                                               -----------------------------------   ------------------------
            Total interest-bearing liabilities                    .92 %        .83 %       .76 %           .82 %        .95 %
                                                               -----------------------------------   ------------------------

--------------------------------------------------------------------------------------------------   ------------------------
          NET INTEREST SPREAD (tax-equivalent)
---------------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                     4.33 %       4.18 %      4.18 %          4.19 %       4.17 %
                                                               -----------------------------------   ------------------------

--------------------------------------------------------------------------------------------------   ------------------------
          NET INTEREST MARGIN (tax-equivalent)
---------------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                    4.63 %       4.46 %      4.43 %          4.45 %       4.47 %
                                                               -----------------------------------   ------------------------

--------------------------------------------------------------------------------------------------   ------------------------
                     COST OF FUNDS
---------------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds             .62 %        .55 %       .51 %           .56 %        .65 %
--------------------------------------------------------------------------------------------------   ------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

                                                               -MORE-

                                                                  10

------------------------------------------------------------------------------------------------------------------------------------
                                           WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------
                                                         LOAN QUALITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Fourth         Fourth                 Year Ended
                                                                        Quarter        Quarter                December 31
(dollars in thousands)                                                   2004           2003             2004            2003
------------------------------------------------------------------------------------------------------------------------------------
                  ALLOWANCE FOR LOAN LOSSES
---------------------------------------------------------------
Allowance for loan losses at beginning of period                       $54,611         $61,401         $59,475          $66,115
Allowance of acquired banks                                                  -               -           2,461                -
Provision for loan losses                                                2,000               -           2,000           (3,500)
Loans charged off                                                       (3,221)         (3,650)        (14,030)         (12,934)
Recoveries on loans previously charged off                                 955           1,724           4,439            9,794
                                                               ---------------------------------------------------------------------
   Net loans charged off                                                (2,266)         (1,926)         (9,591)          (3,140)
                                                               ---------------------------------------------------------------------
Allowance for loan losses at end of period                             $54,345         $59,475         $54,345          $59,475
                                                               ---------------------------------------------------------------------

Annualized net charge-offs as a percentage
    of average loans                                                       .16 %           .16 %           .19 %            .07 %

Annualized gross charge-offs as a percentage of
    average loans                                                          .23 %           .31 %           .27 %            .28 %

Recoveries as a percentage of gross charge-offs                          29.65 %         47.23 %         31.64 %          75.72 %

Allowance for loan losses as a percentage of
    loans, at end of period                                                .97 %          1.22 %           .97 %           1.22 %
                                                               ---------------------------------------------------------------------

                                                               --------------------------------------------------
                                                                   December 31     September 30     December 31
                                                                      2004             2004            2003
-----------------------------------------------------------------------------------------------------------------
                    NONPERFORMING ASSETS
---------------------------------------------------------------

Loans accounted for on a nonaccrual basis                              $23,597         $25,659         $26,776
Restructured loans                                                          49              61             114
                                                               --------------------------------------------------

     Total nonperforming loans                                          23,646          25,720          26,890
Foreclosed assets and surplus property                                   2,454           2,950           3,490
                                                               --------------------------------------------------

     Total nonperforming assets                                        $26,100         $28,670         $30,380
                                                               -------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period               .46 %           .53 %           .62 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                                 230.30 %        212.83 %        222.12 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                               229.83 %        212.33 %        221.18 %

Loans 90 days past due still accruing                                  $ 3,533         $ 4,814         $ 3,385

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                  .06 %           .09 %           .07 %
------------------------------------------------------------------------------------------------------------------

                                                               -END-